UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-06707

			   Narragansett Insured Tax-Free Income Fund
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	6/30

				Date of reporting period:	6/30/05

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.


ANNUAL
REPORT

JUNE 30, 2005

                          A TAX-FREE INCOME INVESTMENT

               [LOGO OF NARRAGANSETT INSURED TAX-FREE INCOME FUND:
              RECTANGLE WITH PROFILE VIEW OF A SALILBOAT ON TOP OF
                  WAVES AND THREE SEAGULLS FLYING ABOVE IT] (R)

[LOGO OF THE AQUILA
GROUP OF FUNDS:                     ONE OF THE
AN EAGLE'S HEAD]            AQUILA(SM) GROUP OF FUNDS

[LOGO OF NARRAGANSETT INSURED TAX-FREE INCOME FUND:
RECTANGLE WITH PROFILE VIEW OF A SALILBOAT ON TOP OF
WAVES AND THREE SEAGULLS FLYING ABOVE IT] (R)

              SERVING RHODE ISLAND INVESTORS FOR MORE THAN A DECADE

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND

                           "DON'T WAIT UNTIL TOMORROW"

                                                                    August, 2005

Dear Fellow Shareholder:

      Are there things that you wish that you had done today? Yesterday? 10 years ago? We are all guilty of sometimes putting off to tomorrow things we really should do today. However, when it comes to investing for one's retirement and future needs, any delay can prove to be extremely costly.

LIFE EXPECTANCY

      As you probably know, continuing advances in medicine and a renewed focus on healthier life styles have contributed to life expectancy in the United States reaching an all-time high. The average American can now expect to live
77.6 years. It probably won't surprise you to learn that this increase is in keeping with historical trends. U.S. life expectancies have risen an average of 2/10th of a year, each and every year since 1990.

AN OPTIMISTIC, YET REALISTIC APPROACH

      While it is certainly always hoped for, and may be fully expected, that plans will come to fruition in exactly the manner anticipated, it is always best to also have a realistic approach to most future dealings - especially when it comes to investing and one's retirement planning.

      INADEQUACY OF SOCIAL SECURITY -- Coupled with a population that is living longer is a society which is reproducing less. This is creating a phenomenon known as "global aging." It is anticipated that before too long, the number of retired persons will outweigh the number of individuals in the workforce. This situation may well wreak havoc with the Social Security system.

      While we may not realize the full impact of global aging in our lifetimes, it does bring to light that perhaps it may not be wise to rely solely on Social Security for one's retirement needs. Many financial experts suggest that one should plan to have 75% - 80% of their current income available at retirement so that they can maintain their current standard of living. For many people, Social Security alone will not even come close to providing this suggested percentage, if it truly is an accurate estimate.

      PRECARIOUSNESS OF PENSION PLANS -- When you read about such industry leaders as Bethlehem Steel, United Airlines, Enron and WorldCom having significant financial problems, it reminds us all that our corporate pension plans may not be 100% safe. Therefore, relying solely upon income from corporate pension plans for retirement may also not necessarily be a wise thing to do.

      INFLATION -- With so much uncertainty in this world today, going back to the olden days of "placing your savings under your mattress for safe-keeping" might not seem like such a bad idea. However, while this method is better than not saving at all, it does not take into consideration the effect of an often overlooked risk factor - inflation. A dollar placed safely under one's mattress today may still be there in a few years. But, it is unlikely that it will still have the same purchasing power that it does today. The dollar may still look and feel the same as it did when it was first tucked away. But, in actuality, inflation will most likely take a bite out of its purchasing power. In other words, it will no longer have the same "bang for the buck."

      As you probably are aware, the Consumer Price Index (CPI) measures the average price of a 'basket' of goods and services at regular intervals. It should come as no surprise to you that the cost for that basket of goods and services continues to rise year after year. In fact, as you will note from the chart below, in the past 20 years, the CPI has come very close to doubling.

                    YEAR                          CPI
                    ----                          ---
                    1985                        $105.5
                    1990                        $127.4
                    1995                        $150.3
                    2000                        $168.8
                    2005                        $190.7

As you can see, each dollar buys substantially less each year. So, while one may have enough money to cover their living expenses right at the moment, it is also important to ask oneself if you will be able to say the same thing 10, 20 or more years from now.

PLAN AHEAD AND DIVERSIFY

      Unfortunately, many of us probably know a retired person who has been forced back to work in order to keep up with their living expenses. And, we may know someone who has had to adopt a diminished life style in order to keep their expenses under control.

      Our best advice for everyone in order to avoid these types of situations is to:

      1) sit down with a financial professional and develop a sound financial plan;

      2)    start saving as early as possible;

      3)    have a diversified portfolio of investments; and

      4) have a diversified pool of resources to rely upon for your retirement, not depending solely on Social Security or a pension plan.

      No matter where you choose to place your cash reserves - in Narragansett Insured Tax-Free Income Fund or elsewhere - don't wait until tomorrow to prepare for your future. If you haven't already done so, start a savings plan today that will, hopefully, enable you to reach your goals.

                                   Sincerely,


/s/ Diana P. Herrmann                       /s/ Lacy B. Herrmann

Diana P. Herrmann                           Lacy B. Herrmann
President                                   Founder

                         NOT A PART OF THE ANNUAL REPORT

[LOGO OF NARRAGANSETT INSURED TAX-FREE INCOME FUND:
RECTANGLE WITH PROFILE VIEW OF A SALILBOAT ON TOP OF
WAVES AND THREE SEAGULLS FLYING ABOVE IT] (R)

              SERVING RHODE ISLAND INVESTORS FOR MORE THAN A DECADE

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND

                                  ANNUAL REPORT

                              MANAGEMENT DISCUSSION

      Narragansett Insured Tax-Free Income Fund (the "Fund") seeks to provide the highest level of double tax-free income possible while staying within the self-imposed quality restraints. The Fund strives to accomplish this by purchasing only municipal securities rated AAA by nationally renowned credit rating services. As an extra measure of credit protection to our shareholders, all securities owned by the Fund are insured to provide for the timely payment of principal and interest when due. We additionally seek to maintain, as we have in the past, a maximum average maturity profile of under 15 years for the Funds' portfolio which should, in turn, produce a reasonable level of income return with relatively high stability for the Fund's share price. At the June 20, 2005 fiscal year end, the portfolio had an average maturity of 10.0 years.

      The stock market, as measured by the Standard & Poor's 500 Index, ended the first half of the year slightly negative at just below one percent. Despite solid economic growth and surprisingly strong first quarter earnings most market analysts are at a loss to explain it. A rapid increase in commodity prices during the first quarter raised some inflationary concerns but the prices eased as the dollar strengthened against other major world currencies. While earnings growth has slowed from the 20% gains of 2003 and 2004, we believe high single digits to low double-digits seem achievable over the next two years. June's stock market gains erased most of the losses through the month of April. Positive economic data, earnings results, and resurgence in merger activity should, in our view, help keep equities moving in a positive direction for the remainder of the year.

      Job growth continued to show uneven increases over the second quarter of 2005. Figures in April increased a robust 292,000, while May and June showed only 104,000 and 146,000, respectively. Despite the large swing, we find the 180,000 monthly average for the quarter to be an encouraging sign that continued job growth is sustainable. Even with the encouraging job growth outlook, revisions to second half GDP growth estimates have remained in the 3% - 4% range. Job growth is the key figure the markets will be focusing on to ensure that the recovery can be sustained.

      With the Federal Reserve (the "Fed") raising interest rates in nine consecutive meetings since June 2004, the Fed has established its measured pace in the face of a stronger economy and potentially higher inflation. The market anticipates another two or three additional rate hikes. The Federal Funds rate ("Fed Funds") has typically averaged 2% above the core Consumer Price Index ("CPI") over the past forty years, while the real rate on the 10-year Treasury has been approximately 3%. While inflation has remained low with the core CPI up about 2.5% for the year ended June30, 2005, the rate is expected to moderate to about 2% as pressure from energy and housing ease. If this materializes, it could result in a Fed Funds rate of 4% which would be in line with the historical relationship.

      Given the current Federal income tax rates and the Rhode Island income tax rate, we believe Narragansett Insured Tax-Free Income Fund presently produces an attractive yield for Rhode Island residents when compared to taxable fixed-income securities.

      Management believes that having available to the Fund a locally-based investment manager, with extensive knowledge and experience in the Rhode Island municipal market, continues to add considerable value to the portfolio and provides a distinct benefit to Fund shareholders.

      The Fund's investment Sub-Adviser intends to continue to oversee the portfolio with a strong emphasis on achieving a balance between share price stability, acceptable double tax-free income return, and the highest standards of credit quality.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Narragansett Insured Tax-Free Income Fund for the 10-year period ended June 30, 2005 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                  CPI             NITFIF no sales charge        NITFIF with sales charge           Lehman Intermediate
6/95             10000                    10000                           9600                            10000
6/96             10275                    10580                           10155                           10556
6/97             10511                    11547                           11083                           11278
6/98             10689                    12443                           11943                           12061
6/99             10898                    12611                           12104                           12427
6/00             11305                    12933                           12414                           12928
6/01             11672                    14194                           13624                           14070
6/02             11797                    15040                           14436                           15048
6/03             12046                    16413                           15754                           16225
6/04             12439                    16245                           15592                           16281
6/05             12754                    17433                           16733                           17158

                                           AVERAGE ANNUAL TOTAL RETURN
                                        FOR PERIODS ENDED JUNE 30, 2005
                                   --------------------------------------------
                                                                        SINCE
                                   1 YEAR     5 YEARS     10 YEARS    INCEPTION
                                   ------     -------     --------    ---------
Class A (9/10/92)
        With Sales Charge ......    2.51%       5.21%       5.28%       5.49%
        Without Sales Charge ...    6.81        6.07        5.72        5.83
Class C (5/1/96)
        With CDSC ..............    4.99        5.17         n/a        4.64
        Without CDSC ...........    6.01        5.17         n/a        4.64
Class Y (5/1/96)
        No Sales Charge ........    6.98        6.22         n/a        5.80
Class I (11/4/98)
        No Sales Charge ........    6.89        6.07         n/a        4.80
Lehman Index ...................    5.39        5.83        5.55        5.63*  (Class A)
                                                                        5.47** (Class C&Y)
                                                                        4.92+  (Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y and Class I shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class's income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

*     From commencement of operations on September 10, 1992.
**    From commencement of operations on May 1, 1996.
+     From commencement of operations on November 4, 1998.

--------------------------------------------------------------------------------

[LOGO OF KPMG LLP: FOUR SOLID
RECTANGLES WITH THE LETTERS KPMG
IN FRONT]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Narragansett Insured Tax-Free Income Fund:

      We have audited the accompanying statement of assets and liabilities of Narragansett Insured Tax-Free Income Fund, including the schedule of investments, as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Narragansett Insured Tax-Free Income Fund as of June 30, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                                    /s/ KPMG LLP

New York, New York
August 12, 2005

--------------------------------------------------------------------------------

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2005

                                                                           RATING
     FACE                                                               MOODY'S, S&P
    AMOUNT     GENERAL OBLIGATION BONDS (43.5%)                           OR FITCH            VALUE
------------   ------------------------------------------------------   ------------      ------------
               Coventry, Rhode Island
$    550,000   5.000%, 11/01/16 AMBAC Insured .......................    Aaa+/AAA+++      $    598,516
     550,000   5.000%, 11/01/17 AMBAC Insured .......................    Aaa+/AAA+++           593,329
               Cranston, Rhode Island
     500,000   2.750%, 02/15/09 FSA Insured .........................    Aaa+/AAA++            496,760
   1,000,000   3.125%, 02/15/11 FSA Insured .........................    Aaa+/AAA++            997,680
     500,000   5.450%, 11/15/11 FGIC Insured ........................    Aaa+/AAA++            554,500
               Cumberland, Rhode Island
     250,000   3.750%, 02/01/13 FGIC Insured ........................    Aaa+/AAA++            256,465
     250,000   4.000%, 02/01/14 FGIC Insured ........................    Aaa+/AAA++            258,750
     250,000   4.000%, 02/01/15 FGIC Insured ........................    Aaa+/AAA++            257,405
     500,000   5.000%, 08/01/15 MBIA Insured ........................    Aaa+/AAA++            538,230
     250,000   4.000%, 02/01/16 FGIC Insured ........................    Aaa+/AAA++            256,235
     250,000   4.100%, 02/01/17 FGIC Insured ........................    Aaa+/AAA++            256,877
     250,000   4.150%, 02/01/18 FGIC Insured ........................    Aaa+/AAA++            256,200
   1,255,000   5.000%, 10/01/18 MBIA Insured ........................    Aaa+/AAA++          1,347,217
   1,040,000   5.200%, 10/01/21 MBIA Insured ........................    Aaa+/AAA++          1,140,058
               Lincoln, Rhode Island
     400,000   5.100%, 01/15/06 MBIA Insured ........................    Aaa+/AAA++            404,552
     250,000   5.750%, 08/01/15 FGIC Insured ........................    Aaa+/AAA+++           255,570
               New Shoreham, Rhode Island
     245,000   4.000%, 11/15/15 AMBAC Insured .......................    Aaa+/AAA++            252,076
     255,000   4.250%, 11/15/16 AMBAC Insured .......................    Aaa+/AAA++            265,287
     270,000   4.250%, 11/15/17 AMBAC Insured .......................    Aaa+/AAA++            279,831
     910,000   4.800%, 04/15/18 AMBAC Insured .......................    Aaa+/AAA++            965,528
     285,000   4.500%, 11/15/18 AMBAC Insured .......................    Aaa+/AAA++            298,250
   1,105,000   5.000%, 04/15/22 AMBAC Insured .......................    Aaa+/AAA++          1,177,366
               Newport, Rhode Island
   1,000,000   4.500%, 11/01/15 AMBAC Insured .......................    Aaa+/AAA+++         1,061,320
   1,000,000   4.750%, 11/01/18 AMBAC Insured .......................    Aaa+/AAA+++         1,062,500
     800,000   5.000%, 11/01/20 AMBAC Insured .......................    Aaa+/AAA+++           860,680
               North Kingstown, Rhode Island
     500,000   3.750%, 10/01/12 FGIC lnsured ........................    Aaa+/AAA++            515,010
               North Providence, Rhode Island
     400,000   5.700%, 07/01/08 MBIA Insured ........................    Aaa+/AAA++            430,880
     500,000   3.500%, 10/15/13 FSA Insured .........................    Aaa+/AAA++            505,000
     500,000   4.700%, 09/15/14 FSA Insured .........................    Aaa+/AAA++            533,980
     500,000   3.650%, 10/15/14 FSA Insured .........................    Aaa+/AAA++            506,405
     500,000   3.750%, 10/15/15 FSA Insured .........................    Aaa+/AAA++            504,950

                                                                           RATING
    FACE                                                                MOODY'S, S&P
   AMOUNT      GENERAL OBLIGATION BONDS (CONTINUED)                       OR FITCH            VALUE
------------   ------------------------------------------------------   ------------      ------------
               Pawtucket, Rhode Island
$    600,000   4.300%, 09/15/09 AMBAC Insured .......................    Aaa+/AAA+++      $    631,938
     795,000   3.500%, 04/15/10 AMBAC Insured .......................    Aaa+/AAA+++           809,692
     250,000   4.400%, 09/15/10 AMBAC Insured .......................    Aaa+/AAA+++           265,713
     825,000   3.500%, 04/15/11 AMBAC Insured .......................    Aaa+/AAA+++           839,240
     850,000   3.625%, 04/15/12 AMBAC Insured .......................    Aaa+/AAA+++           867,655
     545,000   3.500%, 07/01/12 FGIC Insured** ......................    Aaa+/AAA+++           552,428
     880,000   3.750%, 04/15/13 AMBAC Insured .......................    Aaa+/AAA+++           900,073
     910,000   4.000%, 04/15/14 AMBAC Insured .......................    Aaa+/AAA+++           938,856
               Providence, Rhode Island
     700,000   5.500%, 01/15/11 FSA Insured .........................    Aaa+/AAA++            733,439
   1,925,000   5.200%, 04/01/11 AMBAC Insured .......................    Aaa+/AAA+++         2,117,442
   1,000,000   3.600%, 07/15/13 Series A FSA Insured ................    Aaa+/AAA++          1,016,750
   1,000,000   5.000%, 01/15/16 FGIC Insured ........................    Aaa+/AAA++          1,084,580
   1,000,000   5.000%, 01/15/17 FGIC Insured ........................    Aaa+/AAA++          1,076,220
   1,000,000   5.000%, 01/15/18 FGIC Insured ........................    Aaa+/AAA++          1,071,030
               Rhode Island Consolidated Capital Development Loan
   1,000,000   5.250%, 11/01/11 Series C MBIA Insured ...............    Aaa+/AAA++          1,115,190
   1,000,000   5.000%, 06/01/14 Series B FGIC Insured ...............    Aaa+/AAA++          1,082,110
   1,000,000   5.000%, 09/01/14 Series A FGIC Insured ...............    Aaa+/AAA++          1,074,760
   2,000,000   5.000%, 08/01/15 Series B FGIC Insured ...............    Aaa+/AAA++          2,153,640
   1,500,000   4.750%, 09/01/17 Series A FGIC Insured ...............    Aaa+/AAA++          1,572,285
               South Kingstown, Rhode Island
     500,000   5.500%, 06/15/12 FGIC Insured ........................    Aaa+/AAA+++           561,075
     500,000   3.400%, 06/15/12 AMBAC Insured .......................      Aaa+/NR             503,690
               State of Rhode Island
   1,000,000   5.000%, 07/15/05 FGIC Insured* .......................    Aaa+/AAA++          1,000,620
   1,000,000   5.125%, 07/15/11 FGIC Insured ........................    Aaa+/AAA++          1,069,240
   4,000,000   5.000%, 08/01/14 FGIC Insured ........................    Aaa+/AAA++          4,336,800
   1,500,000   5.000%, 09/01/15 FGIC Insured ........................    Aaa+/AAA++          1,612,140
   2,000,000   5.250%, 11/01/17 FGIC Insured ........................    Aaa+/AAA++          2,236,500
   2,500,000   5.000%, 09/01/18 MBIA Insured ........................    Aaa+/AAA++          2,701,525
   2,000,000   5.000%, 09/01/19 MBIA Insured ........................    Aaa+/AAA++          2,157,420
   1,500,000   5.000%, 09/01/20 MBIA Insured ........................    Aaa+/AAA++          1,612,065
               Warwick, Rhode Island
     665,000   4.250%, 07/15/14 AMBAC Insured .......................    Aaa+/AAA++            697,086
     195,000   5.600%, 08/01/14 FSA Insured .........................    Aaa+/AAA++            204,707

                                                                           RATING
    FACE                                                                MOODY'S, S&P
   AMOUNT      GENERAL OBLIGATION BONDS (CONTINUED)                       OR FITCH            VALUE
------------   ------------------------------------------------------   ------------      ------------
               Warwick, Rhode Island (continued)
$    700,000   4.375%, 07/15/15 AMBAC Insured .......................    Aaa+/AAA++       $    735,623
     770,000   4.600%, 07/15/17 AMBAC Insured .......................    Aaa+/AAA++            813,497
   1,000,000   5.000%, 03/01/18 FGIC Insured ........................    Aaa+/AAA++          1,064,300
     810,000   4.700%, 07/15/18 AMBAC Insured .......................    Aaa+/AAA++            856,105
   1,000,000   5.000%, 01/15/19 FGIC Insured ........................    Aaa+/AAA++          1,081,440
     855,000   4.750%, 07/15/19 AMBAC Insured .......................    Aaa+/AAA++            900,349
     500,000   5.000%, 01/15/20 FGIC Insured ........................    Aaa+/AAA++            539,150
               West Warwick, Rhode Island
     500,000   4.875%, 03/01/16 AMBAC Insured .......................    Aaa+/AAA+++           537,090
     670,000   5.000%, 03/01/17 AMBAC Insured .......................    Aaa+/AAA+++           725,851
     700,000   5.050%, 03/01/18 AMBAC Insured .......................    Aaa+/AAA+++           761,698
     735,000   5.100%, 03/01/19 AMBAC Insured .......................    Aaa+/AAA+++           800,584
               Woonsocket, Rhode Island
     500,000   3.500%, 03/01/12 AMBAC Insured .......................    Aaa+/AAA+++           506,510
     655,000   4.450%, 12/15/12 FGIC Insured ........................    Aaa+/AAA+++           690,350
     685,000   4.550%, 12/15/13 FGIC Insured ........................    Aaa+/AAA+++           723,257
                                                                                          ------------
                  Total General Obligation Bonds ....................                       67,019,120
                                                                                          ------------
               REVENUE BONDS (55.0%)

               DEVELOPMENT REVENUE BONDS (9.1%)
               Providence Rhode Island Redevelopment Agency
                  Revenue Refunding Public Safety Building Project
   1,000,000   3.700%, 04/01/13 Series 2005 A AMBAC Insured .........    Aaa+/AAA++          1,019,540
               Rhode Island Convention Center Authority
     500,000   5.000%, 05/15/07 Series 1993 B MBIA Insured ..........    Aaa+/AAA++            520,135
   1,380,000   5.000%, 05/15/23 Series 1993 C MBIA Insured ..........    Aaa+/AAA++          1,394,021
               Rhode Island Public Building Authority
                  State Public Projects
   1,000,000   5.250%, 02/01/09 Series 1998 A AMBAC Insured .........    Aaa+/AAA++          1,067,560
     500,000   5.000%, 12/15/09 Series 1999 A AMBAC Insured .........    Aaa+/AAA++            541,505
   1,000,000   5.250%, 12/15/14 Series 1998 FSA Insured .............    Aaa+/AAA++          1,086,610
     500,000   5.500%, 12/15/14 Series 1996 B MBIA Insured ..........    Aaa+/AAA++            528,395
     500,000   5.500%, 12/15/15 Series 1996 B MBIA Insured ..........    Aaa+/AAA++            528,395
               Rhode Island State Economic Development Corp.,
                  Airport Revenue
   1,000,000   5.000%, 07/01/18 Series B FSA Insured ................    Aaa+/AAA++          1,057,030

                                                                           RATING
     FACE                                                               MOODY'S, S&P
    AMOUNT     REVENUE BONDS (CONTINUED)                                  OR FITCH           VALUE
------------   ------------------------------------------------------   ------------      ------------
               DEVELOPMENT REVENUE BONDS (CONTINUED)
               Rhode Island State Economic Development Corp.,
                  Motor Fuel Tax Revenue (Rhode Island
                  Department of Transportation)
$  2,000,000   3.875%, 06/15/14 Series A AMBAC Insured ..............    Aaa+/AAA++       $  2,055,780
   1,000,000   4.000%, 06/15/15 Series A AMBAC Insured ..............    Aaa+/AAA++          1,030,890
               Rhode Island State Economic Development Corp.,
                  University of Rhode Island
     750,000   4.800%, 11/01/11 Series 1999 FSA Insured .............      Aaa+/NR             801,113
     750,000   4.900%, 11/01/12 Series 1999 FSA Insured .............      Aaa+/NR             801,600
     750,000   4.900%, 11/01/13 Series 1999 FSA Insured .............      Aaa+/NR             802,223
     750,000   5.000%, 11/01/14 Series 1999 FSA Insured .............      Aaa+/NR             806,783
                                                                                          ------------
                  Total Development Revenue Bonds ...................                       14,041,580
                                                                                          ------------
               HIGHER EDUCATION REVENUE BONDS (27.7%)
               Providence, Rhode Island Public Building
                  Authority, School Projects
   1,395,000   4.000%, 12/15/12  Series 2003 A MBIA Insured .........    Aaa+/AAA++          1,456,129
   1,450,000   4.000%, 12/15/13  Series 2003 A MBIA Insured .........    Aaa+/AAA++          1,509,653
   1,505,000   4.000%, 12/15/14  Series 2003 A MBIA Insured .........    Aaa+/AAA++          1,556,892
   1,570,000   4.000%, 12/15/15  Series 2003 A MBIA Insured .........    Aaa+/AAA++          1,615,828
   1,630,000   4.000%, 12/15/16  Series 2003 A MBIA Insured .........    Aaa+/AAA++          1,670,065
               Providence, Rhode Island Public Building
                  School & Public Facilities Project
   1,500,000   5.250%, 12/15/17 AMBAC Insured .......................    Aaa+/AAA++          1,643,220
   1,000,000   5.250%, 12/15/19 AMBAC Insured .......................    Aaa+/AAA++          1,093,300
               Rhode Island Health & Education Building Corp.,
                  Brown University
   2,000,000   5.250%, 09/01/17 Series 1993 MBIA Insured ............   AAA++/AAA+++         2,194,460
   1,000,000   5.000%, 09/01/23 Series 1993 MBIA Insured ............    Aaa+/AAA++          1,045,600
               Rhode Island Health & Education Building Corp.,
                  Bryant College
   1,000,000   5.125%, 06/01/19 AMBAC Insured .......................    Aaa+/AAA++          1,084,810
     230,000   5.000%, 12/01/21 AMBAC Insured .......................    Aaa+/AAA++            246,222
               Rhode Island Health & Education Building Corp.,
                  Higher Educational Facilities
     500,000   3.500%, 09/15/13 Series 2003 B MBIA Insured ..........    Aaa+/AAA++            503,175
   1,010,000   3.625%, 09/15/14 Series 2003 B MBIA Insured               Aaa+/AAA++          1,013,878
     600,000   3.625%, 09/15/14 Series 2003 C MBIA Insured ..........    Aaa+/AAA++            602,304
   1,050,000   4.000%, 09/15/15 Series 2003 B MBIA Insured ..........    Aaa+/AAA++          1,075,778
     500,000   4.000%, 09/15/15 Series 2003 C MBIA Insured ..........    Aaa+/AAA++            512,275

                                                                           RATING
     FACE                                                               MOODY'S, S&P
    AMOUNT     REVENUE BONDS (CONTINUED)                                  OR FITCH           VALUE
------------   ------------------------------------------------------   ------------      ------------
               HIGHER EDUCATION REVENUE BONDS (CONTINUED)
               Rhode Island Health & Education Building Corp.,
                  Higher Educational Facilities (continued)
$  1,040,000   4.000%, 09/15/16 Series 2003 B MBIA Insured ..........    Aaa+/AAA++       $  1,060,353
     500,000   4.000%, 09/15/16 Series 2003 C MBIA Insured ..........    Aaa+/AAA++            509,785
               Rhode Island Health & Education Building Corp.,
                   Johnson & Wales University
     465,000   5.500%, 04/01/15 Series 1999 A MBIA Insured ..........    Aaa+/AAA++            539,065
     900,000   5.500%, 04/01/16 Series 1999 A MBIA Insured ..........    Aaa+/AAA++          1,049,355
     785,000   5.500%, 04/01/17 Series 1999 A MBIA Insured ..........    Aaa+/AAA++            919,306
   1,360,000   4.000%, 04/01/12 Series 2003 XLCA Insured ............    Aaa+/AAA++          1,414,522
   3,210,000   4.000%, 04/01/13 Series 2003 XLCA Insured ............    Aaa+/AAA++          3,337,694
   2,000,000   4.000%, 04/01/14 Series 2003 XLCA Insured ............    Aaa+/AAA++          2,064,440
               Rhode Island Health & Education Building Corp.,
                  Rhode Island School of Design
     505,000   4.700%, 06/01/18 Series 2001 MBIA Insured ............    Aaa+/AAA++            536,825
     280,000   4.750%, 06/01/19 Series 2001 MBIA Insured ............    Aaa+/AAA++            297,413
               Rhode Island Health & Education Building Corp.,
                  Roger Williams University
   1,000,000   5.500%, 11/15/11 Series 1996 S AMBAC Insured .........     NR/AAA++           1,054,680
     500,000   5.125%, 11/15/11 AMBAC Insured .......................    Aaa+/AAA++            541,560
   1,000,000   5.125%, 11/15/14 Series 1996 S AMBAC Insured .........    Aaa+/AAA++          1,079,440
   1,000,000   5.000%, 11/15/18 Series 1996 S AMBAC Insured .........    Aaa+/AAA++          1,073,820
               Rhode Island Health & Education Facilities
                  Authority Providence College
   1,000,000   4.250%, 11/01/14 XLCA Insured ........................    Aaa+/AAA++          1,052,210
   2,500,000   4.375%, 11/01/15 XLCA Insured ........................    Aaa+/AAA++          2,619,775
   2,500,000   4.500%, 11/01/16 XLCA Insured ........................    Aaa+/AAA++          2,647,500
   1,000,000   4.500%, 11/01/17 XLCA Insured ........................    Aaa+/AAA++          1,050,940
               Rhode Island State Health & Educational Building
                  Corp., University of Rhode Island
   1,000,000   3.500%, 9/15/13 Series 2004 AMBAC Insured ............    Aaa+/AAA++          1,009,920
                                                                                          ------------
                  Total Higher Education Revenue Bonds ..............                       42,682,192
                                                                                          ------------
               POLLUTION CONTROL REVENUE BONDS (4.5%)
               Rhode Island Clean Water Finance Agency,
                  Water Pollution Control Bonds
   1,800,000   5.000%, 10/01/18 Series 2002 B MBIA Insured ..........    Aaa+/AAA++          1,938,978
   4,765,000   4.375%, 10/01/21 Series 2002 B MBIA Insured ..........    Aaa+/AAA++          4,885,078
                                                                                          ------------
                  Total Pollution Control Revenue Bonds .............                        6,824,056
                                                                                          ------------

                                                                           RATING
     FACE                                                               MOODY'S, S&P
    AMOUNT     REVENUE BONDS (CONTINUED)                                  OR FITCH           VALUE
------------   ------------------------------------------------------   ------------      ------------
               WATER AND SEWER REVENUE BONDS (10.1%)
               Bristol County, Rhode Island Water Authority
$    300,000   5.000%, 12/01/08 Series 1997 A MBIA Insured ..........    Aaa+/AAA++       $    308,979
     750,000   5.250%, 07/01/17 Series 1997 A MBIA Insured ..........    Aaa+/AAA++            789,218
   1,000,000   3.250%, 12/01/12 Series 2004 Refdg. A MBIA Insured ...    Aaa+/AAA++            994,770
   1,000,000   3.500%, 12/01/13 Series 2004 Refdg. A MBIA Insured ...    Aaa+/AAA++          1,006,500
   1,000,000   3.500%, 12/01/14 Series 2004 Refdg. A MBIA Insured ...    Aaa+/AAA++            999,180
               Kent County, Rhode Island Water Authority
     500,000   4.000%, 07/15/12  Series 2002 A MBIA Insured .........    Aaa+/AAA++            522,420
   1,055,000   4.150%, 07/15/14  Series 2002 A MBIA Insured .........    Aaa+/AAA++          1,099,373
               Rhode Island Clean Water Protection Finance Agency
     200,000   5.300%, 10/01/07 1993 Ser. 1993 A MBIA Insured .......    Aaa+/AAA++            211,246
     300,000   5.400%, 10/01/09 1993 Ser. 1993 A MBIA Insured .......     Aaa+/AAA++           328,551
     500,000   4.500%, 10/01/11 1993 Ser. 1993 B AMBAC Insured ......    Aaa+/AAA++            523,315
   1,000,000   5.125%, 10/01/11 Ser. 1999 C MBIA Insured ............    Aaa+/AAA++          1,078,940
     500,000   4.600%, 10/01/13 Ser. A AMBAC Insured ................    Aaa+/AAA++            524,065
     500,000   4.750%, 10/01/14 Ser. A AMBAC Insured ................    Aaa+/AAA++            530,045
   1,250,000   5.400%, 10/01/15 Ser. A MBIA Insured .................    Aaa+/AAA++          1,441,150
   2,000,000   4.750%, 10/01/18 Ser. A AMBAC Insured ................    Aaa+/AAA++          2,089,520
     500,000   4.750%, 10/01/20 Ser. A AMBAC Insured ................    Aaa+/AAA++            517,605
               Rhode Island Water Resources Board Public
                  Drinking Water Protection
   1,500,000   4.000%, 03/01/14 MBIA Insured ........................    Aaa+/AAA++          1,546,815
   1,000,000   4.250%, 03/01/15 MBIA Insured ........................    Aaa+/AAA++          1,044,130
                                                                                          ------------
                  Total Water and Sewer Revenue Bonds                                       15,555,822
                                                                                          ------------
               OTHER REVENUE BONDS (3.6%)
               Rhode Island State Capital Development Loan
   1,500,000   5.400%, 08/01/08 MBIA Insured ........................    Aaa+/AAA++          1,558,245
   1,135,000   5.000%, 08/01/11 MBIA Insured ........................    Aaa+/AAA++          1,197,913
               State of Rhode Island Certificates of Participation,
                  Howard Center Improvements
     400,000   5.250%, 10/01/10 MBIA Insured ........................    Aaa+/AAA++            423,584
     200,000   5.375%, 10/01/16 MBIA Insured ........................    Aaa+/AAA++            212,240

                                                                           RATING
     FACE                                                               MOODY'S, S&P
    AMOUNT     REVENUE BONDS (CONTINUED)                                  OR FITCH           VALUE
------------   ------------------------------------------------------   ------------      ------------
               OTHER REVENUE BONDS (CONTINUED)
               State of Rhode Island Depositors Economic
                  Protection Corp.
$    135,000   5.500%, 08/01/06 Series 1992 B MBIA Insured ..........    Aaa+/AAA++       $    139,072
     300,000   5.800%, 08/01/09 Series 1993 B MBIA Insured ..........    Aaa+/AAA++            332,796
     500,000   6.000%, 08/01/17 Series 1992 B MBIA Insured ..........    Aaa+/AAA++            559,645
   1,045,000   5.250%, 08/01/21 Series 1993 B MBIA Insured
                  (Escrowed to Maturity) ............................    Aaa+/AAA++          1,157,400
                                                                                          ------------
                  Total Other Revenue Bonds .........................                        5,580,895
                                                                                          ------------
                    Total Revenue Bonds .............................                       84,684,545
                                                                                          ------------
                  Total Investments (cost $144,472,623**) ...   98.5%                      151,703,665
                  Other assets less liabilities .............    1.5                         2,332,988
                                                              ------                      ------------
                  Net Assets ................................  100.0%                     $154,036,653
                                                              ======                      ============

                  * Security pledged as collateral for the Fund's when-issued commitments.

                  **    Security traded on a "when-issued" basis.

                  ***   See note 4.

                  Rating Services:

                  +     Moody's Investors Service
                  ++    Standard & Poor's
                  +++   Fitch
                  NR    Not rated by two of the three rating services

                  Portfolio Distribution By Quality Rating (unaudited)

                  Aaa of Moody's or AAA of S&P or Fitch .............       100%

                                 PORTFOLIO ABBREVIATIONS:
                                 ------------------------

                     AMBAC     - American Municipal Bond Assurance Corp.
                     FGIC      - Financial Guaranty Insurance Co.
                     FSA       - Financial Security Assurance
                     MBIA      - Municipal Bond Investors Assurance
                     XLCA      - XL Capital Assurance

                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2005

ASSETS
     Investments at value (cost $144,472,623) .........................................     $ 151,703,665
     Cash .............................................................................         1,387,042
     Interest receivable ..............................................................         1,710,012
     Receivable for Fund shares sold ..................................................           202,404
     Other assets .....................................................................             2,863
                                                                                            -------------
     Total assets .....................................................................       155,005,986
                                                                                            -------------
LIABILITIES
   Payable for investment securities purchased ........................................           549,711
   Dividends payable ..................................................................           173,789
   Payable for Fund shares redeemed ...................................................           109,238
   Distribution and service fees payable ..............................................            58,317
   Management fee payable .............................................................            17,661
   Accrued expenses ...................................................................            60,617
                                                                                            -------------
   Total liabilities ..................................................................           969,333
                                                                                            -------------
NET ASSETS ............................................................................     $ 154,036,653
                                                                                            =============

   Net Assets consist of:
   Capital Stock - Authorized 80,000,000 shares, par value $.01 per share .............     $     142,728
   Additional paid-in capital .........................................................       147,547,263
   Net unrealized appreciation on investments (note 4) ................................         7,231,042
   Accumulated net realized loss on investments .......................................          (743,647)
   Distributions in excess of net investment income ...................................          (140,733)
                                                                                            -------------
                                                                                            $ 154,036,653
                                                                                            =============

CLASS A
   Net Assets .........................................................................     $ 105,910,339
                                                                                            =============
   Capital shares outstanding .........................................................         9,813,299
                                                                                            =============
   Net asset value and redemption price per share .....................................     $       10.79
                                                                                            =============
   Offering price per share (100/96 of $10.79 adjusted to nearest cent) ...............     $       11.24
                                                                                            =============
CLASS C
   Net Assets .........................................................................     $  19,030,895
                                                                                            =============
   Capital shares outstanding .........................................................         1,763,599
                                                                                            =============
   Net asset value and offering price per share .......................................     $       10.79
                                                                                            =============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ......................................     $       10.79*
                                                                                            =============
CLASS I
   Net Assets .........................................................................     $   1,097,609
                                                                                            =============
   Capital shares outstanding .........................................................           101,761
                                                                                            =============
   Net asset value, offering and redemption price per share ...........................     $       10.79
                                                                                            =============

CLASS Y
   Net Assets .........................................................................     $  27,997,810
                                                                                            =============
   Capital shares outstanding .........................................................         2,594,150
                                                                                            =============
   Net asset value, offering and redemption price per share ...........................     $       10.79
                                                                                            =============

                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ended JUNE 30, 2005

INVESTMENT INCOME:

     Interest income ......................................                      $ 6,424,756

Expenses:

     Management fee (note 3) ..............................     $   753,282
     Distribution and service fees (note 3) ...............         346,176
     Trustees' fees and expenses (note 8) .................         105,874
     Transfer and shareholder servicing agent fees ........          78,155
     Fund accounting fees .................................          73,445
     Legal fees (note 3) ..................................          61,408
     Shareholders' reports and proxy statements ...........          55,206
     Custodian fees .......................................          25,704
     Auditing and tax fees ................................          23,515
     Registration fees and dues ...........................          11,484
     Insurance ............................................           9,856
     Chief compliance officer (note 3) ....................           3,399
     Miscellaneous ........................................          32,736
                                                                -----------
     Total Expenses .......................................       1,580,240

     Management fee waived (note 3) .......................        (579,069)
     Expenses paid indirectly (note 6) ....................         (16,541)
                                                                -----------
     Net expenses .........................................                          984,630
                                                                                 -----------
     Net investment income ................................                        5,440,126

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions           69,974
     Change in unrealized appreciation on investments .....       4,296,960
                                                                -----------
     Net realized and unrealized gain (loss) on investments                        4,366,934
                                                                                 -----------
     Net change in net assets resulting from operations ...                      $ 9,807,060
                                                                                 ===========

                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED         YEAR ENDED
                                                                       JUNE 30, 2005      JUNE 30, 2004
                                                                       -------------      -------------
OPERATIONS:
   Net investment income .........................................     $   5,440,126      $   5,521,944
   Net realized gain (loss) from securities transactions .........            69,974           (114,233)
   Change in unrealized appreciation on investments ..............         4,296,960         (5,849,916)
                                                                       -------------      -------------
      Change in net assets from operations .......................         9,807,060           (442,205)
                                                                       -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 9):
   Class A Shares:
   Net investment income .........................................        (3,966,200)        (4,139,249)

   Class C Shares:
   Net investment income .........................................          (552,548)          (670,058)

   Class I Shares:
   Net investment income .........................................           (32,733)           (25,311)

   Class Y Shares:
   Net investment income .........................................        (1,026,562)          (817,674)
                                                                       -------------      -------------
      Change in net assets from distributions ....................        (5,578,043)        (5,652,292)
                                                                       -------------      -------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold .....................................        23,466,693         30,370,186
   Reinvested dividends and distributions ........................         2,641,028          3,474,377
   Cost of shares redeemed .......................................       (18,517,181)       (33,567,190)
                                                                       -------------      -------------
   Change in net assets from capital share transactions ..........         7,590,540            277,373
                                                                       -------------      -------------

      Change in net assets .......................................        11,819,557         (5,817,124)

NET ASSETS:
   Beginning of period ...........................................       142,217,096        148,034,220
                                                                       -------------      -------------

   End of period* ................................................     $ 154,036,653      $ 142,217,096
                                                                       =============      =============

   * Includes distributions in excess of net investment income of:     $    (140,733)     $    (133,820)
                                                                       =============      =============

                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2005

1. ORGANIZATION

      Narragansett Insured Tax-Free Income Fund (the "Fund"), a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. The Fund is authorized to issue 80,000,000 shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C Shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y Shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y Shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Fund established Class I Shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares carry a distribution fee and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges and differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If market quotations or a valuation from the pricing service is not readily available, the security is valued at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund's net assets.

      Citizens Investment Advisors, a department of Citizens Bank of Rhode Island (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund's average net assets.

      For the year ended June 30, 2005, the Fund incurred management fees of $753,282 of which $579,069 was voluntarily waived. Such waivers are voluntary and can be terminated in the future at the Manager's discretion. However, the Manager has indicated that it intends to continue waiving fees as necessary in order that the Fund will remain competitive.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc., ("the Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 2005, distribution fees on Class A Shares amounted to $157,240, of which the Distributor retained $4,011.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the year ended June 30, 2005 amounted to $141,377. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the year ended June 30, 2005, amounted to $47,126. The total of these payments with respect to Class C Shares amounted to $188,503, of which the Distributor retained $45,058.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.05%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended June 30, 2005, these payments were made at the average annual rate of 0.20% of such net assets amounting to $1,731 of which $433 related to the Plan and $1,298 related to the Shareholder Services Plan.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the

Fund's shares are sold primarily through the facilities of these dealers having offices within Rhode Island, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 2005, total commissions on sales of Class A Shares amounted to $256,332, of which the Distributor received $26,160.

c) OTHER RELATED PARTY TRANSACTIONS:

      For the year ended June 30, 2005, the Fund incurred $59,506 of legal fees allocable to Hollyer Brady Barrett & Hines LLP, counsel to the Fund for legal fees in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a partner of Hollyer Brady Barrett & Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended June 30, 2005, purchases of securities and proceeds from the sales of securities aggregated $8,564,007 and $3,258,300, respectively.

      At June 30, 2005, the aggregate tax cost for all securities was $144,439,566. At June 30, 2005, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $7,303,722 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $39,623, for a net unrealized appreciation of $7,264,099.

5. PORTFOLIO ORIENTATION

      Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers' ability to meet their obligations. However, to mitigate against such risks, the Fund has chosen to have at least 80% and possibly the entire number of issues in the portfolio insured as to timely payment of principal and interest when due by nationally prominent municipal bond insurance companies. At June 30, 2005, all of the securities in the Fund were insured. While such insurance protects against credit risks with portfolio securities, it does not insure against market risk of fluctuations in the Fund's share price and income return.

      The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At June 30, 2005, the Fund had all of its net assets invested in Rhode Island municipal issues.

6. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                           YEAR ENDED                           YEAR ENDED
                                          JUNE 30, 2005                       JUNE 30, 2004
                                 ------------------------------      ------------------------------
                                    SHARES            AMOUNT            SHARES            AMOUNT
                                    ------            ------            ------            ------
CLASS A SHARES:
   Proceeds from shares sold          931,519      $  9,994,878         1,501,680      $ 16,143,865
   Reinvested distributions           202,028         2,171,443           237,866         2,543,682
   Cost of shares redeemed .         (992,461)      (10,653,817)       (1,857,743)      (19,805,126)
                                 ------------      ------------      ------------      ------------
      Net change ...........          141,086         1,512,504          (118,197)       (1,117,579)
                                 ------------      ------------      ------------      ------------
CLASS C SHARES:
   Proceeds from shares sold          401,962         4,311,527           526,213         5,626,850
   Reinvested distributions            28,360           304,774            37,896           405,643
   Cost of shares redeemed .         (374,180)       (4,019,022)         (918,377)       (9,748,834)
                                 ------------      ------------      ------------      ------------
      Net change ...........           56,142           597,279          (354,268)       (3,716,341)
                                 ------------      ------------      ------------      ------------
CLASS I SHARES:
   Proceeds from shares sold           31,300           335,079            33,611           362,059
   Reinvested distributions               954            10,249               655             7,014
   Cost of shares redeemed .           (5,874)          (63,159)               --                --
                                 ------------      ------------      ------------      ------------
      Net change ...........           26,380           282,169            34,266           369,073
                                 ------------      ------------      ------------      ------------
CLASS Y SHARES:
   Proceeds from shares sold          822,843         8,825,209           774,201         8,237,412
   Reinvested distributions            14,389           154,562            48,312           518,038
   Cost of shares redeemed .         (352,016)       (3,781,183)         (379,850)       (4,013,230)
                                 ------------      ------------      ------------      ------------
      Net change ...........          485,216         5,198,588           442,663         4,742,220
                                 ------------      ------------      ------------      ------------
Total transactions in Fund
   shares ..................          708,824      $  7,590,540             4,464      $    277,373
                                 ============      ============      ============      ============

8. TRUSTEES' FEES AND EXPENSES

      At June 30, 2005 there were 8 Trustees, one of which is affiliated with the Manager and is not paid any fees. The total amount of Trustees'service and attendance fees paid during the year ended June 30, 2005 was $75,456, to cover carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting. When additional or special meetings are held, the meeting fees are paid to those Trustees in attendance. Trustees' are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the fiscal year ended June 30, 2005, such meeting-related expenses amounted to $30,418.

9. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

      The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. In this regard, the Fund credited distributions in excess of net investment income in the amount of $131,004 and debited additional paid-in capital in the amount of $131,004 at June 30, 2005. This adjustment had no impact on the Fund's aggregate net assests at June 30, 2005. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates.

      At June 30, 2005, the Fund had a capital loss carryover of $743,647 of which $632,152 expires on June 30, 2009 and $111,495 which expires on June 30, 2013. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

      Tax character of distributions:

                                                  YEAR ENDED JUNE 30,
                                                  2005             2004
                                              ----------        ----------
      Net tax-exempt income                   $5,444,976        $5,557,238
      Ordinary income                            133,067            95,054
                                              ----------        ----------
                                              $5,578,043        $5,652,292
                                              ==========        ==========

      As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

      Accumulated net realized loss                           $  (743,647)
      Unrealized appreciation                                   7,264,099
                                                              -----------
                                                              $ 6,520,452
                                                              ===========

      At June 30, 2005, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of accretion of discounts and amortization of premiums.

10. CHANGE IN PRINCIPAL ACCOUNTANTS

      KPMG LLP was previously the principal accountants for the Narragansett Insured Tax-Free Income Fund (the "Fund"). On July 27, 2005 KPMG LLP declined to stand for reelection and Tait, Weller and Baker was engaged as the principal accountants to audit the Fund's financial statements for the fiscal year of 2006. The decision was made by the Audit Committee of the Board of Trustees.

      The audit reports of KPMG LLP on the Fund's financial statements as of and for the years ended June 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      In connection with the audits of the two fiscal years ended June 30, 2005 and 2004 and the subsequent interim period through August 12, 2005, there were no reportable events or disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference in connection with their opinion to the subject matter of the disagreements.

                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 Class A
                                                 -----------------------------------------------------------------------
                                                                           Year Ended June 30,
                                                 -----------------------------------------------------------------------
                                                   2005            2004            2003            2002           2001
                                                 --------        --------        --------        --------       --------
Net asset value, beginning of period .........   $  10.49        $  10.92        $  10.47        $  10.32       $   9.91
                                                 --------        --------        --------        --------       --------
Income (loss) from investment operations:
   Net investment income + ...................       0.40            0.41            0.42            0.45           0.47
   Net gain (loss) on securities
      (both realized and unrealized) .........       0.31           (0.42)           0.47            0.16           0.44
                                                 --------        --------        --------        --------       --------
   Total from investment operations ..........       0.71           (0.01)           0.89            0.61           0.91
                                                 --------        --------        --------        --------       --------
Less distributions (note 9):
   Dividends from net investment income ......      (0.41)          (0.42)          (0.44)          (0.46)         (0.50)
                                                 --------        --------        --------        --------       --------
Net asset value, end of period ...............   $  10.79        $  10.49        $  10.92        $  10.47       $  10.32
                                                 ========        ========        ========        ========       ========
Total return (not reflecting sales charge) ...       6.81%          (0.10)%          8.64%           6.07%          9.19%

Ratios/supplemental data
   Net assets, end of period (in thousands) ..   $105,910        $101,413        $106,887        $ 86,378       $ 67,669*
   Ratio of expenses to average net assets ...       0.58%           0.53%           0.51%           0.49%          0.41%
   Ratio of net investment income to
      average net assets .....................       3.68%           3.82%           3.96%           4.34%          4.65%
   Portfolio turnover rate ...................       2.20%           8.61%          11.74%           6.02%          3.08%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and voluntary expense reimbursement were (note 3):

   Ratio of expenses to average net assets ...       0.96%           0.91%           0.88%           0.88%          0.95%
   Ratio of net investment income to
      average net assets .....................       3.31%           3.44%           3.59%           3.95%          4.11%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...       0.57%           0.52%           0.48%           0.46%          0.40%

                                                                               Class C
                                                 --------------------------------------------------------------------
                                                                         Year Ended June 30,
                                                 --------------------------------------------------------------------
                                                   2005           2004           2003           2002           2001
                                                 --------       --------       --------       --------       --------
Net asset value, beginning of period .........   $  10.48       $  10.92       $  10.47       $  10.32       $   9.91
                                                 --------       --------       --------       --------       --------
Income (loss) from investment operations:
   Net investment income + ...................       0.31           0.32           0.33           0.36           0.38
   Net gain (loss) on securities
      (both realized and unrealized) .........       0.31          (0.43)          0.47           0.16           0.43
                                                 --------       --------       --------       --------       --------
   Total from investment operations ..........       0.62          (0.11)          0.80           0.52           0.81
                                                 --------       --------       --------       --------       --------
Less distributions (note 9):
   Dividends from net investment income ......      (0.31)         (0.33)         (0.35)         (0.37)         (0.40)
                                                 --------       --------       --------       --------       --------
Net asset value, end of period ...............   $  10.79       $  10.48       $  10.92       $  10.47       $  10.32
                                                 ========       ========       ========       ========       ========
Total return (not reflecting sales charge) ...       6.01%         (1.04)%         7.72%          5.16%          8.27%

Ratios/supplemental data
   Net assets, end of period (in thousands) ..   $ 19,031       $ 17,901       $ 22,506       $ 15,606       $  7,023
   Ratio of expenses to average net assets ...       1.43%          1.38%          1.35%          1.34%          1.26%
   Ratio of net investment income to
      average net assets .....................       2.83%          2.98%          3.10%          3.46%          3.78%
   Portfolio turnover rate ...................       2.20%          8.61%         11.74%          6.02%          3.08%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and voluntary expense reimbursement were (note 3):

   Ratio of expenses to average net assets ...       1.81%          1.76%          1.72%          1.72%          1.80%
   Ratio of net investment income to
      average net assets .....................       2.45%          2.60%          2.73%          3.07%          3.24%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...       1.42%          1.37%          1.33%          1.31%          1.25%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  Class I
                                                 -----------------------------------------------------------------------
                                                                           Year Ended June 30,
                                                 -----------------------------------------------------------------------
                                                   2005            2004            2003            2002           2001
                                                 --------        --------        --------        --------       --------
Net asset value, beginning of period .........   $  10.48        $  10.91        $  10.47        $  10.32       $   9.90
                                                 --------        --------        --------        --------       --------
Income from investment operations:
   Net investment income+ ....................       0.39            0.41            0.42            0.44           0.47
   Net gain (loss) on securities (both
      realized and unrealized) ...............       0.32           (0.42)           0.46            0.17           0.43
                                                 --------        --------        --------        --------       --------
   Total from investment operations ..........       0.71           (0.01)           0.88            0.61           0.90
                                                 --------        --------        --------        --------       --------
Less distributions (note 9):
   Dividends from net investment income ......      (0.40)          (0.42)          (0.44)          (0.46)         (0.48)
                                                 --------        --------        --------        --------       --------
Net asset value, end of period ...............   $  10.79        $  10.48        $  10.91        $  10.47       $  10.32
                                                 ========        ========        ========        ========       ========

Total return (not reflecting sales charge) ...       6.89%          (0.12)%          8.52%           6.05%          9.29%

Ratios/supplemental data
   Net assets, end of period (in thousands) ..   $  1,098        $    790        $    449        $    386       $     93
   Ratio of expenses to average net assets ...       0.58%           0.53%           0.52%           0.50%          0.41%
   Ratio of net investment income to
      average net assets .....................       3.68%           3.82%           3.95%           4.32%          4.65%
   Portfolio turnover rate ...................       2.20%           8.61%          11.74%           6.02%          3.08%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and voluntary expense reimbursement were (note 3):

   Ratio of expenses to average net assets ...       0.96%           0.91%           0.89%           0.89%          0.96%
   Ratio of net investment income to
      average net assets .....................       3.30%           3.44%           3.58%           3.93%          4.10%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...       0.57%           0.52%           0.49%           0.48%          0.41%

                                                                               Class Y
                                                 --------------------------------------------------------------------
                                                                         Year Ended June 30,
                                                 --------------------------------------------------------------------
                                                   2005           2004           2003           2002           2001
                                                 --------       --------       --------       --------       --------
Net asset value, beginning of period .........   $  10.49       $  10.92       $  10.47       $  10.32       $   9.91
                                                 --------       --------       --------       --------       --------
Income from investment operations:
   Net investment income+ ....................       0.41           0.43           0.45           0.46           0.48
   Net gain (loss) on securities (both
      realized and unrealized) ...............       0.31          (0.43)          0.45           0.17           0.44
                                                 --------       --------       --------       --------       --------
   Total from investment operations ..........       0.72             --           0.90           0.63           0.92
                                                 --------       --------       --------       --------       --------
Less distributions (note 9):
   Dividends from net investment income ......      (0.42)         (0.43)         (0.45)         (0.48)         (0.51)
                                                 --------       --------       --------       --------       --------
Net asset value, end of period ...............   $  10.79       $  10.49       $  10.92       $  10.47       $  10.32
                                                 ========       ========       ========       ========       ========

Total return (not reflecting sales charge) ...       6.98%          0.03%          8.80%          6.22%          9.35%

Ratios/supplemental data
   Net assets, end of period (in thousands) ..   $ 27,998       $ 22,113       $ 18,193       $ 11,726       $  3,332
   Ratio of expenses to average net assets ...       0.43%          0.38%          0.36%          0.34%          0.26%
   Ratio of net investment income to
      average net assets .....................       3.83%          3.97%          4.10%          4.47%          4.79%
   Portfolio turnover rate ...................       2.20%          8.61%         11.74%          6.02%          3.08%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and voluntary expense reimbursement were (note 3):

   Ratio of expenses to average net assets ...       0.81%          0.76%          0.73%          0.73%          0.80%
   Ratio of net investment income to
      average net assets .....................       3.45%          3.59%          3.73%          4.08%          4.24%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...       0.42%          0.37%          0.33%          0.31%          0.26%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                      NUMBER OF
                       POSITIONS                                                      PORTFOLIOS     OTHER DIRECTORSHIPS
                       HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                  FUND AND             PRINCIPAL                                 COMPLEX(4)     (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)           DURING PAST 5 YEARS                       BY TRUSTEE     INDICATED OTHERWISE.)
-----------------      ----------           -------------------                       ----------     ---------------------
INTERESTED TRUSTEES(5)

Lacy B. Herrmann       Trustee since        Founder and Chairman of the Board,            8          Director or trustee,
New York, NY           1992 and             Aquila Management Corporation, the                       Pimco Advisors VIT,
(05/12/29)             Chairman of          sponsoring organization and parent of                    Oppenheimer Quest Value
                       the Board of         the Manager or Administrator and/or                      Funds Group, Oppenheimer
                       Trustees,            Adviser or Sub-Adviser to each fund of                   Small Cap Value Fund,
                       1992-2005            the Aquila(SM) Group of Funds(6);                        Oppenheimer Midcap Fund,
                                            Chairman of the Manager or Administrator                 and Oppenheimer Rochester
                                            and/or Adviser or Sub-Adviser to each                    Group of Funds.
                                            since 2004; Founder, Chairman Emeritus
                                            and Trustee of Aquila Rocky Mountain
                                            Equity Fund, Tax-Free Fund For Utah,
                                            Narragansett Insured Tax-Free Income
                                            Fund and Tax-Free Trust of Arizona;
                                            Founder and Chairman Emeritus of
                                            Hawaiian Tax-Free Trust, Pacific Capital
                                            Cash Assets Trust, Pacific Capital
                                            Tax-Free Cash Assets Trust, Pacific
                                            Capital U.S. Government Securities Cash
                                            Assets Trust, Tax-Free Fund of Colorado,
                                            Churchill Tax-Free Fund of Kentucky and
                                            Tax-Free Trust of Oregon; previously
                                            Chairman and a Trustee of each fund in
                                            the Aquila(SM) Group of Funds since its
                                            establishment until 2004 or 2005;
                                            Director of the Distributor since 1981
                                            and formerly Vice President or
                                            Secretary, 1981-1998; Trustee Emeritus,
                                            Brown University and the Hopkins School;
                                            active in university, school and
                                            charitable organizations.

David A. Duffy         Trustee since        Chairman, Rhode Island Convention Center      1          Citizens Bank of Rhode
North Kingstown, RI    1995                 Authority since 2003; retired Founder,                   Island and Connecticut
(08/07/39)                                  formerly President, Duffy & Shanley,                     since 1999; Delta Dental
                                            Inc., a marketing communications firm,                   of Rhode Island since
                                            1973-2003; Transition Chairman for Gov.                  2004.
                                            Donald Carcieri (R.I.); past National
                                            Chairman, National Conference for
                                            Community and Justice (NCCJ); Chairman,
                                            Providence College President's Council;
                                            officer or director of numerous civic
                                            and non-profit organizations.

                                                                                      NUMBER OF
                       POSITIONS                                                      PORTFOLIOS     OTHER DIRECTORSHIPS
                       HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                  FUND AND             PRINCIPAL                                 COMPLEX(4)     (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)           DURING PAST 5 YEARS                       BY TRUSTEE     INDICATED OTHERWISE.)
-----------------      ----------           -------------------                       ----------     ---------------------
John J. Partridge      Trustee since        Founding Partner, Partridge, Snow &           5          None
Providence, RI         2002                 Hahn, LLP, a law firm, Providence, Rhode
(05/05/40)                                  Island, since 1988; director of various
                                            educational, civic and charitable
                                            organizations, including Greater
                                            Providence Chamber of Commerce, Ocean
                                            State Charities Trust and Memorial
                                            Hospital of Rhode Island.

NON-INTERESTED TRUSTEES

William J.             Chair of the         Retired; formerly Chairman, founder           2          Ring's End, Inc.
Nightingale            Board of             (1975) and Senior Advisor until 2000 of
Rowayton, CT           Trustees since       Nightingale & Associates, L.L.C., a
(09/16/29)             2005 and             general management consulting firm
                       Trustee since        focusing on interim management,
                       1992                 divestitures, turnaround of troubled
                                            companies, corporate restructuring and
                                            financial advisory services.

Vernon R. Alden        Trustee since        Retired; former director or trustee of        1          Sonesta International
Boston, MA             1992                 various Fortune 500 companies, including                 Hotels Corporation and
(04/07/23)                                  Colgate-Palmolive and McGraw Hill;                       College Partnership Inc.
                                            formerly President of Ohio University
                                            and Associate Dean of the Harvard
                                            University Graduate School of Business
                                            Administration; member of several
                                            Japan-related advisory councils,
                                            including Chairman of the Japan Society
                                            of Boston; trustee of various cultural,
                                            educational and civic organizations.

Timothy J. Leach       Trustee since        Executive Vice President & Chief              2          None
Orinda, CA             2005                 Investment Officer, U.S. Trust Company,
(08/28/55)                                  New York, NY, 2004-present; Executive
                                            Vice President & Chief Investment
                                            Officer, Private Asset Management Group,
                                            Wells Fargo Bank, San Francisco, CA,
                                            1999-2003; President and Chief
                                            Investment Officer, ABN Amro Asset
                                            Management (USA), 1998-1999; President &
                                            Chief Investment Officer, Qualivest
                                            Capital Management Inc. and Senior Vice
                                            President & Chief Investment Officer,
                                            Trust & Investment Group, US Bancorp,
                                            Portland, OR, 1994-1998; Trustee of
                                            Tax-Free Trust of Oregon, 2001-2002.

                                                                                      NUMBER OF
                       POSITIONS                                                      PORTFOLIOS     OTHER DIRECTORSHIPS
                       HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                  FUND AND             PRINCIPAL                                 COMPLEX(4)     (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)           DURING PAST 5 YEARS                       BY TRUSTEE     INDICATED OTHERWISE.)
-----------------      ----------           -------------------                       ----------     ---------------------
James R. Ramsey        Trustee since        President, University of Louisville           2          Community Bank and Trust,
Louisville, KY         2004                 since November 2002; Professor of                        Pikeville, KY and Texas
(11/14/48)                                  Economics, University of Louisville,                     Roadhouse Inc.
                                            1999-present; Kentucky Governor's Senior
                                            Policy Advisor and State Budget
                                            Director, 1999-2002; Vice Chancellor for
                                            Finance and Administration, the
                                            University of North Carolina at Chapel
                                            Hill, 1998 to 1999; previously Vice
                                            President for Finance and Administration
                                            at Western Kentucky University, State
                                            Budget Director for the Commonwealth of
                                            Kentucky, Chief State Economist and
                                            Executive Director for the Office of
                                            Financial Management and Economic
                                            Analysis for the Commonwealth of
                                            Kentucky, Adjunct Professor at the
                                            University of Kentucky, Associate
                                            Professor at Loyola University-New
                                            Orleans and Assistant Professor at
                                            Middle Tennessee State University.

J. William Weeks       Trustee since        Retired; limited partner and investor in      2          None
Palm Beach, FL         1995                 various real estate partnerships since
(06/22/27)                                  1988; formerly Senior Vice President or
                                            Vice President of the Aquila Bond Funds;
                                            and Vice President of the Distributor.

OFFICERS

Diana P. Herrmann      President since      Vice Chair and Chief Executive Officer        N/A        N/A
New York, NY           1998 and Vice        of Aquila Management Corporation,
(02/25/58)             Chair of the         Founder of the Aquila(SM) Group of Funds
                       Board since          and parent of Aquila Investment
                       2003                 Management LLC, Manager since 2004,
                                            President and Chief Operating Officer
                                            since 1997, a Director since 1984,
                                            Secretary since 1986 and previously its
                                            Executive Vice President, Senior Vice
                                            President or Vice President, 1986-1997;
                                            Chief Executive Officer and Vice Chair
                                            since 2004 and President, Chief
                                            Operating Officer and Manager of the
                                            Manager since 2003; Vice Chair,
                                            President, Executive Vice President or
                                            Senior Vice President of funds in the
                                            Aquila(SM) Group of Funds since 1986;
                                            Director of the Distributor since 1997;
                                            trustee, Reserve Money-Market Funds,
                                            1999-2000 and Reserve Private Equity
                                            Series, 1998-2000; Governor, Investment
                                            Company Institute (2004) and head of its
                                            Small Funds Committee since 2004; active
                                            in charitable and volunteer organizations.

                                                                                      NUMBER OF
                       POSITIONS                                                      PORTFOLIOS     OTHER DIRECTORSHIPS
                       HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                  FUND AND             PRINCIPAL                                 COMPLEX(4)     (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)           DURING PAST 5 YEARS                       BY TRUSTEE     INDICATED OTHERWISE.)
-----------------      ----------           -------------------                       ----------     ---------------------
Charles E.             Executive Vice       Executive Vice President of all funds in      N/A        N/A
Childs, III            President since      the Aquila(SM) Group of Funds and the
New York, NY           2003                 Manager and the Manager's parent since
(04/01/57)                                  2003; formerly Senior Vice President,
                                            corporate development, Vice President,
                                            Assistant Vice President and Associate
                                            of the Manager's parent since 1987;
                                            Senior Vice President, Vice President or
                                            Assistant Vice President of the Aquila
                                            Money-Market Funds, 1988-2003.

Stephen J. Caridi      Senior Vice          Vice President of the Distributor since       N/A        N/A
New York, NY           President since      1995; Vice President, Hawaiian Tax-Free
(05/06/61)             1998                 Trust since 1998; Senior Vice President,
                                            Narragansett Insured Tax-Free Income
                                            Fund since 1998, Vice President
                                            1996-1997; Senior Vice President,
                                            Tax-Free Fund of Colorado since 2004;
                                            Assistant Vice President, Tax-Free Fund
                                            For Utah since 1993.

Robert W. Anderson     Chief Compliance     Chief Compliance Officer of the Fund,         N/A        N/A
New York, NY           Officer since        the Manager and the Distributor since
(08/23/40)             2004 and             2004, Compliance Officer of the Manager
                       Assistant            or its predecessor and current parent
                       Secretary since      since 1998 and Assistant Secretary of
                       2000                 the Aquila(SM) Group of Funds since
                                            2000; Consultant, The Wadsworth Group,
                                            1995-1998.

Joseph P. DiMaggio     Chief Financial      Chief Financial Officer of the                N/A        N/A
New York, NY           Officer since        Aquila(SM) Group of Funds since 2003 and
(11/06/56)             2003 and             Treasurer since 2000; Controller, Van
                       Treasurer since      Eck Global Funds, 1993-2000.

                                                                                      NUMBER OF
                       POSITIONS                                                      PORTFOLIOS     OTHER DIRECTORSHIPS
                       HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                  FUND AND             PRINCIPAL                                 COMPLEX(4)     (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)           DURING PAST 5 YEARS                       BY TRUSTEE     INDICATED OTHERWISE.)
-----------------      ----------           -------------------                       ----------     ---------------------
Edward M. W. Hines     Secretary since      Partner, Hollyer Brady Barrett & Hines        N/A        N/A
New York, NY           1992                 LLP, legal counsel to the Fund, since
(12/16/39)                                  1989; Secretary of the Aquila(SM) Group
                                            of Funds.

John M. Herndon        Assistant            Assistant Secretary of the Aquila(SM)         N/A        N/A
New York, NY           Secretary since      Group of Funds since 1995 and Vice
(12/17/39)             1995                 President of the three Aquila
                                            Money-Market Funds since 1990; Vice
                                            President of the Manager or its
                                            predecessor and current parent since
                                            1990.

Lori A. Vindigni       Assistant            Assistant Treasurer of the Aquila(SM)         N/A        N/A
New York, NY           Treasurer since      Group of Funds since 2000; Assistant
(11/02/66)             2000                 Vice President of the Manager or its
                                            predecessor and current parent since
                                            1998; Fund Accountant for the Aquila(SM)
                                            Group of Funds, 1995-1998.

----------
(1)   The  Fund's  Statement  of  Additional   Information  includes  additional
      information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Mr. Herrmann is an interested person of the Fund as that term is defined in the 1940 Act as an officer of the Fund and a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Mr. Duffy is an interested person as a director of the Sub-Adviser. Mr. Partridge is an interested person of the Fund as a partner of the law firm that performs legal services for the Sub-Adviser.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds, which do not include the dormant funds described in footnote 4, are called the "Aquila(SM) Group of Funds."

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The tables below are based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

FOR THE SIX MONTHS ENDED JUNE 30, 2005

                         ACTUAL
                     TOTAL RETURN      BEGINNING        ENDING       EXPENSES
                        WITHOUT         ACCOUNT         ACCOUNT     PAID DURING
                    SALES CHARGES(1)     VALUE           VALUE     THE PERIOD(2)
--------------------------------------------------------------------------------
Class A                   2.08%        $1,000.00       $1,020.80       $2.88
--------------------------------------------------------------------------------
Class C                   1.65%        $1,000.00       $1,016.50       $7.12
--------------------------------------------------------------------------------
Class I                   2.18%        $1,000.00       $1,021.80       $2.89
--------------------------------------------------------------------------------
Class Y                   2.16%        $1,000.00       $1,021.60       $2.13
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.58%, 1.42%, 0.58% AND 0.43% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

FOR THE SIX MONTHS ENDED JUNE 30, 2005

                      Hypothetical
                       Annualized      Beginning        Ending        Expenses
                          Total         Account         Account     Paid During
                         Return          Value           Value     the Period(1)
--------------------------------------------------------------------------------
Class A                   5.00%        $1,000.00       $1,021.94       $2.89
--------------------------------------------------------------------------------
Class C                   5.00%        $1,000.00       $1,017.73       $7.13
--------------------------------------------------------------------------------
Class I                   5.00%        $1,000.00       $1,021.94       $2.89
--------------------------------------------------------------------------------
Class Y                   5.00%        $1,000.00       $1,022.68       $2.13
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.58%, 1.42%, 0.58% AND 0.43% FOR THE TRUST'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila(SM) Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website (www.aquilafunds.com) or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD. (UNAUDITED)

      The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2005 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the fiscal year ended June 30, 2005, $5,444,976 of dividends paid by Narragansett Insured Tax-Free Income Fund, constituting 97.61% of total dividends paid during the fiscal year ended June 30, 2005, were exempt-interest dividends and the balance was ordinary dividend income.

      Prior to January 31, 2005, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2004 CALENDAR YEAR.

      Prior to January 31, 2006, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of distributions paid for the 2005 CALENDAR YEAR.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of ("the Fund") we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to us, such as the Fund's transfer agent, distributor, investment adviser or sub-adviser, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                            Aquila Distributors, Inc.
                        Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all nonpublic information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FOUNDER

      AQUILA MANAGEMENT CORPORATION

MANAGER

      AQUILA INVESTMENT MANAGEMENT LLC
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT SUB-ADVISER

      CITIZENS INVESTMENT ADVISORS,
      A DEPARTMENT OF CITIZENS BANK
      OF RHODE ISLAND
      One Citizens Plaza
      Providence, Rhode Island 02903

BOARD OF TRUSTEES

      William J. Nightingale, Chair
      Lacy B. Herrmann
      Vernon R. Alden
      David A. Duffy
      Timothy J. Leach
      John J. Partridge
      James R. Ramsey
      J. William Weeks

OFFICERS

      Diana P. Herrmann, Vice Chair and President
      Stephen J. Caridi, Senior Vice President
      Robert W. Anderson, Chief Compliance Officer
      Joseph P. DiMaggio, Chief Financial Officer and Treasurer
      Edward M.W. Hines, Secretary

DISTRIBUTOR

      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

CUSTODIAN

      BANK ONE TRUST COMPANY, N.A.
      1111 Polaris Parkway
      Columbus, Ohio 43240

TRANSFER AND SHAREHOLDER SERVICING AGENT

      PFPC INC.
      760 Moore Road
      King of Prussia, Pennsylvania 19406

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP
      345 Park Avenue
      New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.



ITEM 2.  CODE OF ETHICS.

(a) As of June 30, 2005 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Fund's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Fund's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Fund's Code of Ethics that applies to the Fund's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Fund's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The
Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties under the Charter.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees - The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $17,000 in 2005 and $15,400 in 2004.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years other than stated above.

c) Tax Fees - The Registrant was billed by the principal accountant $8,005 and $7,767 in 2005 and 2004, respectively, for tax return preparation, tax compliance and tax planning.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis.

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years.

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
		Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the fling of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(a)(1) (a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NARRAGANSETT INSURED TAX-FREE INCOME FUND


By:  /s/  Diana P. Herrmann
- ---------------------------------
Vice Chair and President
September 9,2005


By:  /s/  Joseph P. DiMaggio
- -----------------------------------
Chief Financial Officer and Treasurer
September 9, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
- ---------------------------------
Diana P. Herrmann
Vice Chair and President
September 9, 2005

By:  /s/  Joseph P. DiMaggio
- -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 9, 2005


NARRAGANSETT INSURED TAX-FREE INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.